UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MEDTRONIC PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 11, 2015.

Meeting Information
MEDTRONIC PLC	Meeting Type: Annual General Meeting
For holders as of: October 12, 2015
	Date: December 11, 2015	Time: 9:00 AM Local Time
Location: Conrad Dublin Hotel
Earlsfort Terrace Dublin 2, Ireland

You are receiving this communication because you hold shares in the company named above.
MEDTRONIC PLC ATTN: RHONDA INGALSBE 710 MEDTRONIC PARKWAY MS LC310 MINNEAPOLIS, MN 55432-5604

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 27, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

Voting Items

  The Board of Directors recommends you vote FOR the following:

1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders

Nominees:		08)	James T. Lenehan
01)	Richard H. Anderson	09)	Elizabeth Nabel, M.D.
02)	Craig Arnold	10)	Denise M. O’Leary
03)	Scott C. Donnelly	11)	Kendall J. Powell
04)	Randall Hogan III	12)	Robert C. Pozen
05)	Omar Ishrak	13)	Preetha Reddy
06)	Shirley A. Jackson, Ph.D.
07)	Michael O. Leavitt

2.	To ratify the re-appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2016 and authorize the Board of Directors, acting through the Audit Committee, to set its remuneration.

3.	To approve in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).

  The Board of Directors recommends you vote 1 year on the following proposal:

4.	To approve, in a non-binding advisory vote, the frequency of Say-on-Pay votes.

NOTE: Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.